UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2006

Xybernaut Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21013	54-1799851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5175 Parkstone Drive, Suite 130, Chantilly, Virginia		20151
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-480-0480

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Xybernaut Corporation and Xybernaut Solutions, Inc. (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Code in Bankruptcy Court on July 25, 2005. On December 5, 2006, the United States Bankruptcy Court for the Eastern District of Virginia (the "Court") entered its Order Confirming Debtors’ Amended Joint Plan of Reorganization Dated October 11, 2006 (the "Order") confirming the Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the "Plan of Reorganization"). A copy of the Plan of Reorganization as confirmed by the Court and a copy of the Order were previously filed as Exhibits 2.1 and 2.2, respectively, to the Form 8-K filed on December 11, 2006, and are incorporated herein by reference. The effective date of the Plan of Reorganization is December 31, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xybernaut Corporation

January 3, 2007	By:	/s/ Perry L. Nolen

Name: Perry L. Nolen
Title: Chief Executive Officer